The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $11659
Janus Contrarian Fund $0
Janus Emerging Markets Fund $5
Janus Enterprise Fund $0
Janus Forty Fund $2140
Janus Fund $4505
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $1070
Janus Global Real Estate Fund $111
Janus Global Research Fund $6
Janus Global Select Fund $148
Janus Global Technology Fund $0
Janus Growth and Income Fund $249
Janus International Equity Fund $592
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $84
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $12
Perkins Global Value Fund $20

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $6453
Janus Contrarian Fund $0
Janus Emerging Markets Fund $4
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $37
Janus Global Market Neutral Fund $1391
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $49
Janus International Equity Fund $34
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $3
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $7

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $23006
Janus Contrarian Fund $114
Janus Emerging Markets Fund $34
Janus Enterprise Fund $0
Janus Fund $26955
Janus Global Life Sciences Fund $673
Janus Global Real Estate Fund $321
Janus Global Research Fund $294
Janus Global Select Fund $19536
Janus Global Technology Fund $0
Janus Growth and Income Fund $25047
Janus International Equity Fund $132
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $12146
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $9196
Perkins Global Value Fund $2086

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $39741
Janus Contrarian Fund $1
Janus Emerging Markets Fund $15
Janus Enterprise Fund $0
Janus Forty Fund $7262
Janus Fund $1039
Janus Global Life Sciences Fund $8
Janus Global Market Neutral Fund $979
Janus Global Real Estate Fund $562
Janus Global Research Fund $130
Janus Global Select Fund $271
Janus Global Technology Fund $0
Janus Growth and Income Fund $321
Janus International Equity Fund $1,970
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $822
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $151
Perkins Global Value Fund $147

N-Class
Janus Balanced Fund $39
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $3385
Janus Contrarian Fund $
Janus Enterprise Fund $0
Janus Forty Fund $187
Janus Fund $7
Janus Global Market Neutral Fund $20
Janus Global Select Fund $11
Janus Growth and Income Fund $16
Janus International Equity Fund $4
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $5

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $13281
Janus Contrarian Fund $0
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $4901
Janus Fund $90
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $59
Janus Global Real Estate Fund $7
Janus Global Research Fund $15
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $398
Janus International Equity Fund $14
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $4
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $174
Perkins Global Value Fund $10

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $68208
Janus Contrarian Fund $
Janus Emerging Markets Fund $7
Janus Enterprise Fund $0
Janus Forty Fund $225
Janus Fund $9687
Janus Global Life Sciences Fund $70
Janus Global Market Neutral Fund $23
Janus Global Real Estate Fund $55
Janus Global Research Fund $149
Janus Global Select Fund $8597
Janus Global Technology Fund $0
Janus Growth and Income Fund $15200
Janus International Equity Fund $77
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $7394
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $5934
Perkins Global Value Fund $576


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $9395
Janus Contrarian Fund $0
Janus Emerging Markets Fund $4
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Market Neutral Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $41895
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $6865
Janus Venture Fund $30
Janus Worldwide Fund $0
Perkins Global Value Fund $19

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $7572
Janus Contrarian Fund $0
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $13080
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $2628
Janus Venture Fund $3
Janus Worldwide Fund $0
Perkins Global Value Fund $8

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $16940
Janus Contrarian Fund $0
Janus Emerging Markets Fund $28
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $120564
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $18647
Janus Twenty Fund $667662
Janus Venture Fund $68027
Janus Worldwide Fund $0
Perkins Global Value Fund $2051

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $28932
Janus Contrarian Fund $0
Janus Emerging Markets Fund $13
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $93642
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $14106
Janus Venture Fund $1345
Janus Worldwide Fund $0
Perkins Global Value Fund $138

N-Class
Janus Balanced Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $2967
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Market Neutral Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $10565
Janus Triton Fund $691
Janus Worldwide Fund $0

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $11132
Janus Contrarian Fund $0
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $83857
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $1807
Janus Venture Fund $1
Janus Worldwide Fund $0
Perkins Global Value Fund $11

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $53054
Janus Contrarian Fund $0
Janus Emerging Markets Fund $6
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $269221
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $36136
Janus Twenty Fund $471872
Janus Venture Fund $17728
Janus Worldwide Fund $0
Perkins Global Value Fund $577


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4907
Janus Contrarian Fund $
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.1519
Janus Fund $0.1412
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0.9506
Janus Global Real Estate Fund $.1477
Janus Global Research Fund $0.0286
Janus Global Select Fund $0.0749
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3509
Janus International Equity Fund $0.1209
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2039
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.2286
Perkins Global Value Fund $0.3618

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.3356
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0.8308
Janus Global Real Estate Fund $0.0926
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1371
Janus International Equity Fund $0.0225
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.0572
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3288

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.5450
Janus Contrarian Fund $0.0009
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Fund $0.1690
Janus Global Life Sciences Fund $0.0369
Janus Global Real Estate Fund $.1715
Janus Global Research Fund $0.0359
Janus Global Select Fund $0.1137
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3934
Janus International Equity Fund $0.1490
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1978
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.3531
Perkins Global Value Fund $0.3472

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.5511
Janus Contrarian Fund $0.0002
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.2547
Janus Fund $0.1881
Janus Global Life Sciences Fund $0.0442
Janus Global Market Neutral Fund $0.9785
Janus Global Real Estate Fund $.1819
Janus Global Research Fund $0.0480
Janus Global Select Fund $0.1035
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4141
Janus International Equity Fund $0.1717
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2317
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.4049
Perkins Global Value Fund $0.3637

N-Class
Janus Balanced Fund $0.2884
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $0.4197
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0.0302
Janus Fund $0.0811
Janus Global Market Neutral Fund $0.9441
Janus Global Select Fund $0.0494
Janus Growth and Income Fund $0.2232
Janus International Equity Fund $0.0619
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0.1822

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4696
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.0818
Janus Fund $0.0403
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0.9250
Janus Global Real Estate Fund $0.1455
Janus Global Research Fund $0.0571
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2906
Janus International Equity Fund $0.0542
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2105
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.1648
Perkins Global Value Fund $0.3002

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.5215
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.2127
Janus Fund $0.1260
Janus Global Life Sciences Fund $0.0080
Janus Global Market Neutral Fund $0.9265
Janus Global Real Estate Fund $0.1418
Janus Global Research Fund $0.0201
Janus Global Select Fund $0.0999
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3640
Janus International Equity Fund $0.1556
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1626
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.2996
Perkins Global Value Fund $0.3411


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Twenty Fund $9.1567
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

N-Class
Janus Balanced Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Market Neutral Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Triton Fund $0.6024
Perkins Global Value Fund $0.3415

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Twenty Fund $9.1567
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $95
Janus Balanced Fund $24295
Janus Contrarian Fund $1720
Janus Emerging Markets Fund $124
Janus Enterprise Fund $1097
Janus Forty Fund $11074
Janus Fund $35202
Janus Global Life Sciences Fund $107
Janus Global Market Neutral Fund $643
Janus Global Real Estate Fund $1028
Janus Global Research Fund $743
Janus Global Select Fund $1259
Janus Global Technology Fund $192
Janus Growth and Income Fund $749
Janus International Equity Fund $4271
Janus Overseas Fund $10469
Janus Protected Series - Global $304
Janus Protected Series - Growth $5243
Janus Research Fund $411
Janus Triton Fund $18530
Janus Venture Fund $3468
Janus Worldwide Fund $47
Perkins Global Value Fund $806

C-Class
Janus Asia Equity Fund $84
Janus Balanced Fund $19999
Janus Contrarian Fund $1409
Janus Emerging Markets Fund $97
Janus Enterprise Fund $401
Janus Forty Fund $9391
Janus Fund $176
Janus Global Life Sciences Fund $17
Janus Global Market Neutral Fund $1010
Janus Global Real Estate Fund $388
Janus Global Research Fund $202
Janus Global Select Fund $647
Janus Global Technology Fund $68
Janus Growth and Income Fund $347
Janus International Equity Fund $1361
Janus Overseas Fund $3595
Janus Protected Series - Global $187
Janus Protected Series - Growth $3955
Janus Research Fund $64
Janus Triton Fund $6630
Janus Venture Fund $7
Janus Worldwide Fund $27
Perkins Global Value Fund $71

D-Class
Janus Asia Equity Fund $366
Janus Balanced Fund $42809
Janus Contrarian Fund $114440
Janus Emerging Markets Fund $1170
Janus Enterprise Fund $14049
Janus Fund $150052
Janus Global Life Sciences Fund $17972
Janus Global Real Estate Fund $3155
Janus Global Research Fund $7816
Janus Global Select Fund $155274
Janus Global Technology Fund $30909
Janus Growth and Income Fund $61983
Janus International Equity Fund $1224
Janus Overseas Fund $43131
Janus Protected Series - Global $181
Janus Protected Series - Growth $824
Janus Research Fund $58346
Janus Triton Fund $33557
Janus Venture Fund $17366
Janus Worldwide Fund $24193
Perkins Global Value Fund $6109

I-Class
Janus Asia Equity Fund $124
Janus Balanced Fund $73646
Janus Contrarian Fund $3212
Janus Emerging Markets Fund $1048
Janus Enterprise Fund $5625
Janus Forty Fund $26678
Janus Fund $4493
Janus Global Life Sciences Fund $238
Janus Global Market Neutral Fund $602
Janus Global Real Estate Fund $3420
Janus Global Research Fund $3921
Janus Global Select Fund $1803
Janus Global Technology Fund $415
Janus Growth and Income Fund $700
Janus International Equity Fund $5201
Janus Overseas Fund $27116
Janus Protected Series - Global $162
Janus Protected Series - Growth $2023
Janus Research Fund $3163
Janus Triton Fund $44332
Janus Venture Fund $492
Janus Worldwide Fund $361
Perkins Global Value Fund $270

N-Class
Janus Balanced Fund $282
Janus Enterprise Fund $36
Janus Forty Fund $35
Janus Fund $770
Janus International Equity Fund $6260
Janus Overseas Fund $1789
Janus Research Fund $1348
Janus Triton Fund $3012
Janus Venture Fund $63
Perkins Global Value Fund $416

R-Class
Janus Balanced Fund $8734
Janus Contrarian Fund $136
Janus Enterprise Fund $754
Janus Forty Fund $4877
Janus Fund $77
Janus Global Market Neutral Fund $28
Janus Global Select Fund $206
Janus Growth and Income Fund $70
Janus International Equity Fund $148
Janus Overseas Fund $4060
Janus Triton Fund $2410
Janus Worldwide Fund $21

S-Class
Janus Asia Equity Fund $83
Janus Balanced Fund $29233
Janus Contrarian Fund $187
Janus Emerging Markets Fund $85
Janus Enterprise Fund $3052
Janus Forty Fund $44670
Janus Fund $1382
Janus Global Life Sciences Fund $5
Janus Global Market Neutral Fund $31
Janus Global Real Estate Fund $66
Janus Global Research Fund $261
Janus Global Select Fund $118
Janus Global Technology Fund $29
Janus Growth and Income Fund $1107
Janus International Equity Fund $290
Janus Overseas Fund $28693
Janus Protected Series - Global $158
Janus Protected Series - Growth $326
Janus Research Fund $17
Janus Triton Fund $6430
Janus Venture Fund $3
Janus Worldwide Fund $899
Perkins Global Value Fund $24

T-Class
Janus Asia Equity Fund $93
Janus Balanced Fund $131330
Janus Contrarian Fund $55150
Janus Emerging Markets Fund $268
Janus Enterprise Fund $12737
Janus Forty Fund $1414
Janus Fund $62314
Janus Global Life Sciences Fund $8570
Janus Global Market Neutral Fund $2
Janus Global Real Estate Fund $930
Janus Global Research Fund $7321
Janus Global Select Fund $69756
Janus Global Technology Fund $13350
Janus Growth and Income Fund $38802
Janus International Equity Fund $1050
Janus Overseas Fund $83609
Janus Protected Series - Global $161
Janus Protected Series - Growth $1758
Janus Research Fund $41963
Janus Triton Fund $76784
Janus Venture Fund $8251
Janus Worldwide Fund $17610
Perkins Global Value Fund $3017


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $9.25
Janus Balanced Fund $27.01
Janus Contrarian Fund $13.91
Janus Emerging Markets Fund $7.99
Janus Enterprise Fund $64.53
Janus Forty Fund $38.43
Janus Fund $31.74
Janus Global Life Sciences Fund $30.94
Janus Global Market Neutral Fund $8.75
Janus Global Real Estate Fund $9.91
Janus Global Research Fund $15.03
Janus Global Select Fund $9.35
Janus Global Technology Fund $18.47
Janus Growth and Income Fund $34.28
Janus International Equity Fund $10.60
Janus Overseas Fund $32.28
Janus Protected Series - Global $10.50
Janus Protected Series - Growth $8.83
Janus Research Fund $31.97
Janus Triton Fund $18.03
Janus Venture Fund $60.33
Janus Worldwide Fund $44.96
Perkins Global Value Fund $12.88

C-Class
Janus Asia Equity Fund $9.18
Janus Balanced Fund $26.93
Janus Contrarian Fund $13.59
Janus Emerging Markets Fund $7.91
Janus Enterprise Fund $62.98
Janus Forty Fund $36.40
Janus Fund $31.32
Janus Global Life Sciences Fund $30.30
Janus Global Market Neutral Fund $8.58
Janus Global Real Estate Fund $9.85
Janus Global Research Fund $14.72
Janus Global Select Fund $9.25
Janus Global Technology Fund $18.04
Janus Growth and Income Fund $34.13
Janus International Equity Fund $10.37
Janus Overseas Fund $31.56
Janus Protected Series - Global $10.44
Janus Protected Series - Growth $8.74
Janus Research Fund $31.45
Janus Triton Fund $17.65
Janus Venture Fund $59.57
Janus Worldwide Fund $44.37
Perkins Global Value Fund $12.75

D-Class
Janus Asia Equity Fund $9.26
Janus Balanced Fund $27.03
Janus Contrarian Fund $13.98
Janus Emerging Markets Fund $8.00
Janus Enterprise Fund $65.07
Janus Fund $31.89
Janus Global Life Sciences Fund $31.10
Janus Global Real Estate Fund $9.99
Janus Global Research Fund $15.10
Janus Global Select Fund $9.37
Janus Global Technology Fund $18.60
Janus Growth and Income Fund $34.29
Janus International Equity Fund $10.56
Janus Overseas Fund $32.52
Janus Protected Series - Global $10.48
Janus Protected Series - Growth $8.85
Janus Research Fund $32.19
Janus Triton Fund $18.14
Janus Venture Fund $60.63
Janus Worldwide Fund $44.47
Perkins Global Value Fund $12.97

I-Class
Janus Asia Equity Fund $9.27
Janus Balanced Fund $27.02
Janus Contrarian Fund $13.98
Janus Emerging Markets Fund $8.01
Janus Enterprise Fund $65.32
Janus Forty Fund $38.72
Janus Fund $31.91
Janus Global Life Sciences Fund $31.09
Janus Global Market Neutral Fund $8.86
Janus Global Real Estate Fund $9.98
Janus Global Research Fund $15.08
Janus Global Select Fund $9.37
Janus Global Technology Fund $18.66
Janus Growth and Income Fund $34.29
Janus International Equity Fund $10.57
Janus Overseas Fund $32.56
Janus Protected Series - Global $10.51
Janus Protected Series - Growth $8.86
Janus Research Fund $32.18
Janus Triton Fund $18.21
Janus Venture Fund $60.61
Janus Worldwide Fund $45.06
Perkins Global Value Fund $12.78

N-Class
Janus Balanced Fund $27.01
Janus Enterprise Fund $65.32
Janus Forty Fund $38.73
Janus Fund $31.92
Janus International Equity Fund $10.58
Janus Overseas Fund $32.56
Janus Research Fund $32.19
Janus Triton Fund $18.22
Janus Venture Fund $60.62
Perkins Global Value Fund $12.78

R-Class
Janus Balanced Fund $26.95
Janus Contrarian Fund $13.76
Janus Enterprise Fund $63.83
Janus Forty Fund $37.14
Janus Fund $31.54
Janus Global Market Neutral Fund $8.10
Janus Global Select Fund $9.30
Janus Growth and Income Fund $34.22
Janus International Equity Fund $10.50
Janus Overseas Fund $31.96
Janus Triton Fund $17.91
Janus Worldwide Fund $44.70

S-Class
Janus Asia Equity Fund $9.23
Janus Balanced Fund $27.01
Janus Contrarian Fund $13.87
Janus Emerging Markets Fund $7.97
Janus Enterprise Fund $64.36
Janus Forty Fund $37.89
Janus Fund $31.84
Janus Global Life Sciences Fund $30.82
Janus Global Market Neutral Fund $8.92
Janus Global Real Estate Fund $9.93
Janus Global Research Fund $14.94
Janus Global Select Fund $9.48
Janus Global Technology Fund $18.39
Janus Growth and Income Fund $34.29
Janus International Equity Fund $10.93
Janus Overseas Fund $32.23
Janus Protected Series - Global $10.47
Janus Protected Series - Growth $8.81
Janus Research Fund $31.88
Janus Triton Fund $17.96
Janus Venture Fund $60.26
Janus Worldwide Fund $45.00
Perkins Global Value Fund $12.99

T-Class
Janus Asia Equity Fund $9.25
Janus Balanced Fund $27.02
Janus Contrarian Fund $13.96
Janus Emerging Markets Fund $7.99
Janus Enterprise Fund $64.92
Janus Forty Fund $38.02
Janus Fund $31.90
Janus Global Life Sciences Fund $31.09
Janus Global Market Neutral Fund $8.85
Janus Global Real Estate Fund $9.99
Janus Global Research Fund $15.09
Janus Global Select Fund $9.37
Janus Global Technology Fund $18.56
Janus Growth and Income Fund $34.28
Janus International Equity Fund $10.50
Janus Overseas Fund $32.44
Janus Protected Series - Global $10.49
Janus Protected Series - Growth $8.84
Janus Research Fund $32.17
Janus Triton Fund $18.09
Janus Venture Fund $60.43
Janus Worldwide Fund $44.41
Perkins Global Value Fund $12.95